UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2018

Analogic Corporation

(Exact name of registrant as specified in charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transitionperiod for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, (i) on April 10, 2018, Analogic Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, ANLG Holding Company, Inc., a Delaware corporation (“Parent”), and AC Merger Sub, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”), (ii) Parent and Merger Sub are owned by funds affiliated with Altaris Capital Partners, LLC (“Altaris”), (iii) on May 14, 2018, a putative shareholder class action complaint was filed in the United States District Court for the District of Massachusetts against the Company and each member of its board of directors (the “Board”), captioned Steve Barta v. Analogic Corporation et al., C.A. No. 1:18-cv-10965, (iv) on May 16, 2018, a putative shareholder class action complaint was filed in the United States District Court for the District of Massachusetts against the Company and each member of the Board, captioned Jordan Rosenblatt v. Analogic Corporation et al., C.A. No. 1:18-cv-10988 and (v) on May 29, 2018 a shareholder complaint was filed in the United States District Court for the District of Massachusetts against the Company and each member of the Board, captioned Emmanuel Romanko v. Analogic Corporation et al., C.A. No. 1:18-cv-11125. The actions referenced in clauses (iii) through (v) above are referred to collectively as the “Federal Actions.” Each of the Federal Actions alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder against the applicable defendants for allegedly disseminating a false or materially incomplete and misleading proxy statement in connection with the Merger. The plaintiffs in the Federal Actions seek various forms of injunctive and declaratory relief, as well as awards of damages, costs and attorneys’ fees.

On June 12, 2018, the Company and the plaintiffs in the Federal Actions entered into a memorandum of understanding in which the plaintiffs in the Federal Actions agreed to dismiss their individual claims with prejudice, and to dismiss claims asserted on behalf of the putative class without prejudice, in return for the Company’s agreement to make the supplemental disclosures set forth herein. In addition, under the memorandum of understanding, a fourth shareholder that made a previously disclosed demand on the Company agreed to release potential claims in connection with the merger.

The Company believes that no further supplemental disclosure is required under applicable laws and that the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2018 (the “Proxy Statement”) disclosed all material information required to be disclosed therein. However, to avoid the risk of the Federal Actions delaying or adversely affecting the Merger and to minimize the expense of defending such actions, it has agreed, pursuant to the terms of the memorandum of understanding, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below and which should be read in conjunction with the Proxy Statement.

The memorandum of understanding will not affect the amount of the merger consideration that the Company’s stockholders are entitled to receive in the Merger or the timing of the special meeting of the Company’s stockholders, scheduled for June 21, 2018, to, among other things, consider and vote upon a proposal to approve the Merger Agreement.

SUPPLEMENT TO PROXY STATEMENT

In connection with the settlement of the shareholder suits as described in this Form 8-K, the Company has agreed to make the following supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

1. The section of the Proxy Statement titled “The Merger—Background of the Merger” is hereby supplemented as follows:

A.	The fifth sentence in the carryover paragraph on page 42 (such paragraph beginning with “On February 28, 2018, …”) of the Proxy Statement is hereby amended and restated to read as follows:

The Committee discussed Case 2A with Citi, noting that the proposed channel development initiative in medical CT—which sought to establish a new direct sales channel for the Company’s medical CT products in addition to the existing OEM model—was a new business opportunity for the Company with significant execution risk that was not reflected in Case 1, that the Committee shared the concerns expressed by bidders regarding the viability of the channel development initiative, and that the adjustments in the Revised CT Projections were appropriate in light of these risks.

B.	The ninth sentence in the carryover paragraph on page 42 (such paragraph beginning with “On February 28, 2018, …”) of the Proxy Statement is hereby amended and restated to read as follows:

Citi and the Committee also discussed an illustrative “sum of the parts” financial analysis presented by Citi for comparative purposes at the request of the Committee, which reflected an illustrative implied valuation range of $81.50 to $92.00 per share. The Committee noted that the analysis did not include factors such as stranded costs and execution risk inherent in a series of partial company transactions and expressed its view that the sum of the parts valuation was likely overstated as a result. Citi did not rely on the sum of the parts analysis in connection with ultimately rendering its opinion. The Board and the Committee did not rely on the sum of the parts analysis in connection with its consideration of Citi’s opinion.

C.	The following sentences are hereby inserted immediately after the fifth sentence in the carryover paragraph on page 45 (such paragraph beginning with “On March 22, 2018, …”) of the Proxy Statement:

Citi identified 18 transactions with values above $500 million since January 2013 that fell into this category and analyzed negative premiums paid and the shareholder concentration for each of the target companies. Citi noted that such transactions had included companies with investor profiles similar to that of the Company and that each of the transactions identified had either been successfully completed or was still pending.

2. The section of the Proxy Statement entitled “The Merger—Opinion of Citigroup Global Markets, Inc.—Selected Public Company Analysis” is hereby supplemented by inserting the following sentence and table after the last sentence in the first paragraph on page 55 (such paragraph beginning with “Citi reviewed …”) of the Proxy Statement:

The following table reflects these figures:

	Firm Value / CY 2018E EBITDA	Per Share Equity Value / CY 2018E Earnings Per Share
Integer Holdings Corporation	11.0x	16.8x
OSI Systems, Inc.	8.3x	17.0x
Varex Imaging Corporation	11.8x	18.6x
COMET Holding AG	13.4x	22.4x
Mistras Group, Inc.	9.2x	24.2x
Vieworks Co., Ltd.	10.3x	15.7x

3. The section of the Proxy Statement entitled “The Merger—Opinion of Citigroup Global Markets, Inc.—Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the first sentence in the carryover paragraph on page 56 (such paragraph beginning with “Citi then arrived at …”) of the Proxy Statement to read as follows:

Citi then arrived at implied firm value reference ranges by discounting the adjusted free cash flows and implied estimated terminal values to present value (as of January 31, 2018) using, in the case of the cash flows and terminal values, discount rates ranging from 8.2% to 9.4%, derived from a weighted-average cost of capital calculation for Analogic, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi’s professional judgment, including target capital structure, levered and unlevered betas for the companies listed in the Selected Public Companies Analysis described above, tax rates, the equity market risk and premia and yields for U.S. treasury notes.

4. The section of the Proxy Statement entitled “The Merger—Opinion of Citigroup Global Markets, Inc.—Other Information” is hereby supplemented by amending and restating the second bullet on page 56 (such bullet beginning with “share price targets …”) of the Proxy Statement in its entirety to read as follows:

•	share price targets for Company common stock in Wall Street research analyst reports, discounted using a discount rate of 9.8%, representing the midpoint of Analogic’s cost of equity, which Citi calculated utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi’s professional judgment, including target capital structure, levered and unlevered betas for the companies listed in the Selected Public Companies Analysis described above, tax rates, the equity market risk and premia and yields for U.S. treasury notes, which indicated low and high share price targets of $72.85 to $86.55 per share (rounded to the nearest $0.05), derived from undiscounted share price targets of $80.00 to $95.00 per share; and

5. The section of the Proxy Statement titled “The Merger—Financial Forecasts” is hereby supplemented by inserting the following paragraph immediately prior to the first full paragraph (such paragraph beginning with “No one has made or makes any representation…”) on page 58 of the Proxy Statement:

The financial forecasts include assumptions regarding our income tax liability that are subject to uncertainty. In particular, consistent with the deferred tax valuation allowance reflected in our historic financial reporting, we have concluded that there is substantial negative evidence of recoverability of our deferred tax assets, even after all sources of income and potential benefits of tax planning are taken into account, and have assumed that our deferred tax assets, including net operating losses, are not recoverable for purposes of the financial forecasts.

6. The section of the Proxy Statement titled “The Merger—Interests of Certain Persons in the Merger” is hereby supplemented by replacing the information for Joseph E. Whitters (Director) in the table appearing under the heading “Security Holdings of Certain Persons” on page 68 of the Proxy Statement with the following information:

Director or Officer	Number of Shares of Common Stock (1)	Value of Shares of Common Stock	Number of Shares of Common Stock Subject to Vested, Unexercised Company Stock Options (2)	Value of Vested, Unexercised Company Stock Options (3)	Number of Company Restricted Stock Unit Awards	Value of Company Restricted Stock Unit Awards	Number of Company Performance Share Unit Awards (4)	Value of Company Performance Share Unit Awards	Number of Deferred Stock Units	Value of Deferred Stock Units	Aggregate Value
Joseph E. Whitters (Director)	845	$70,980	—	$—	—	$—	—	$—	1,460	$122,640	$193,620

7. The section of the Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management” is hereby supplemented as follows:

A.	The number of shares for Joseph E. Whitters reflected in the “Amount and Nature of Beneficial Ownership” column of the table on page 114 of the Proxy Statement is hereby replaced with “2,305(6).”

B.	Note 6 appearing on page 115 of the Proxy Statement is hereby amended by inserting the following sentence immediately after the last sentence of such note:

The amount for Mr. Whitters also includes 845 shares of common stock.

Additional Information and Where to Find It

The Company filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on May 16, 2018. The Proxy Statement and form of proxy card have been mailed to the Company’s shareholders. The Proxy Statement contains important information about Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from the Company by contacting the Company’s Investor Relations department at investorrelations@analogic.com or by calling 978-326-4058.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including the direct and indirect interests of the Company’s directors and executive officers in the Merger, is contained in the Company’s Annual Report on Form 10-K for the year ended July 31, 2017, its proxy statement dated November 2, 2017 and in the Proxy Statement dated May 16, 2018, each of which is filed with the SEC. These documents can be obtained free of charge from the sources listed above.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy all of the closing conditions of the proposed Merger, including the approval of the Merger Agreement by the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Merger may disrupt the Company’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Merger; risks related to the diverting of management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger agreement or the proposed Merger; risks relating to product development and commercialization, limited demand for the Company’s products or the limited number of customers for such product; risks associated with competition; uncertainties associated with regulatory agency approvals; competitive pricing pressures; downturns in the economy; the risk of potential intellectual property litigation; acquisition related risks; and other factors discussed in the Company’s most recent quarterly and annual reports filed with the SEC. In addition, the forward-looking statements included in this filing represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2018	Analogic Corporation

	By:	/s/ John J. Fry
John J. Fry
Senior Vice President,
General Counsel and Secretary